UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 25, 2004

                                   ----------


                            TRIDENT ROWAN GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


           Maryland                  0-2642                 52-0466460
           --------                  ------                 ----------

 (State or other Jurisdiction    (Commission File         (I.R.S. Employer
              of                     Number)           Identification Number)
Incorporation or Organization)


                               c/o FdG Associates
                                 299 Park Avenue
                                   16th Floor
                            New York, New York 10171
                        ---------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 644- 4441
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events and Required FD Disclosure.
            ----------------------------------------

            On May 25, 2004, Trident Rowan Group, Inc., a Maryland corporation ("TRG"), entered into a definitive share exchange agreement (the "Agreement") with Comtech Group, Inc., a Cayman Islands corporation ("Comtech"), pursuant to which Comtech's shareholders will transfer all of their equity in Comtech to TRG and TRG, in turn, will issue to Comtech's shareholders 42,000,000 shares of common stock, $.01 par value per share, of TRG (the "TRG Common Stock"), subject to the terms and conditions thereof. Upon consummation of the transaction, Comtech's shareholders will own approximately 91.2% of the TRG Common Stock.

            Consummation of the transactions contemplated by the share exchange agreement is subject to closing conditions, including, among other things, the filing with the Securities Exchange Commission of TRG's Information Statement on Form 14(f), the mailing of such Information Statement to its shareholders and the admission of TRG for trading on over the counter bulletin board.

            The description of the transactions contemplated by the share exchange agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      10.1. Share Exchange Agreement, dated as of May 25, 2004, between Trident Rowan Group, Inc. and Comtech Group, Inc.

      99.1              Press Release dated May 25, 2004.


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


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRIDENT ROWAN GROUP, INC.


                                    By:    /s/ Mark S. Hauser
                                          ______________________
                                          Mark S. Hauser
                                          Joint Chief Executive Officer


                                    By:    /s/ Emanuel M. Arbib
                                          ______________________
                                          Emanuel M. Arbib
                                          Joint Chief Executive Officer




Date: May 28, 2004




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

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------


      10.1. Share Exchange Agreement, dated as of May 25, 2004, between Trident Rowan Group, Inc. and Comtech Group, Inc.

      99.1              Press Release dated May 25, 2004.